Effective immediately, the sub-section entitled “Trustee Compensation Table” in Appendix A entitled “Trustee Compensation and Committees” is hereby restated in its entirety as follows:

PART I – APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table
Name and Position	Aggregate Compensation Paid by Fund(1)	Retirement Benefits Accrued as Part of Fund Expense	Total Compensation Paid by Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A

Non-Interested Trustees
Robert E. Butler	$133	N/A	$253,990
Maureen R. Goldfarb	$130	N/A	$242,990
David H. Gunning	$153	N/A	$307,990
William R. Gutow	$130	N/A	$242,990
Michael Hegarty	$133	N/A	$252,990
John P. Kavanaugh	$130	N/A	$243,990
J. Dale Sherratt	$133	N/A	$253,990
Laurie J. Thomsen	$133	N/A	$252,990
Robert W. Uek	$136	N/A	$260,240

(1)	Estimated amounts for the fiscal year ending May 31, 2012.
(2)	For calendar year 2010 for 96 Funds.

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan.  The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.